EXHIBIT 10.5

                                 SPACEDEV, INC.
                    NOTICE OF NON-PLAN GRANT OF STOCK OPTION

Richard B. Slansky (the "OPTIONEE") has been granted an option (the "OPTION") to purchase certain shares of Stock of SpaceDev, Inc., a Colorado corporation, pursuant to the NON-PLAN STOCK OPTION AGREEMENT attached hereto (the "OPTION AGREEMENT"), as follows:

DATE  OF  OPTION  GRANT:          December  20,  2005

NUMBER  OF  OPTION  SHARES:       1,400,000

EXERCISE  PRICE:                  $1.40  per  share *

INITIAL  EXERCISE  DATE:          Date  of  Option  Grant

INITIAL  RESTRICTION  DATE:       Date  of  Option  Grant

OPTION  EXPIRATION  DATE:         The  date  five (5) years after  the  Date  of
                                  Option Grant.

TAX  STATUS  OF  OPTION:          Nonstatutory.

VESTED  SHARES:                   All  Option  Shares shall be Vested Shares  as
                                  of the Initial Exercise  Date.

RESTRICTED  SHARES:                All Vested Shares shall be Restricted Shares,
                                   and accordingly, subject to the restrictions set forth in Section 11.1 of the Option
                                   Agreement;  provided,  however,  that  Vested
                                   Shares shall cease to be Restricted Shares in accordance with the following schedule:

                                   250,000  Vested  Shares  shall  cease  to  be
                                   Restricted   Shares    upon    the    Initial
                                   Restriction  Date.

                                   100,000 Vested Shares shall cease to be Restricted Shares upon the earlier of (i) the twelve (12) month anniversary of the Initial Restriction Date, provided such date is prior to the termination of the Optionee's Service with the Participating Company Group and (ii) the fourth anniversary of the Initial Restriction Date.

                                   100,000 Vested Shares shall cease to be Restricted Shares upon the earlier of (i) the eighteen (18) month anniversary of the Initial Restriction Date, provided such date is prior to the termination of the Optionee's Service with the Participating Company Group and (ii) the fourth anniversary of the Initial Restriction Date.


*  Based  on  the closing sale price reported on the OTCBB on the date of grant.

                                   250,000 Vested Shares shall cease to be Restricted Shares upon the earlier of (i) the date the Company's Stock achieves a Ten Day VWAP (as defined in the Option Agreement) of $3.00 per share, and subject to adjustment as provided in Section 9 of the Option Agreement, provided such date is prior to the termination of the Optionee's Service with the Participating Company Group and (ii) the fourth anniversary of the Initial Restriction Date.

                                   200,000 Vested Shares shall cease to be Restricted Shares upon the earlier of (i) the date the Company's Stock achieves a Ten Day VWAP of $4.50 per share, and subject to adjustment as provided in Section 9 of the Option Agreement, provided such date is prior to the termination of the Optionee's Service with the Participating Company Group and (ii) the fourth anniversary of the Initial Restriction Date.

                                   125,000 Vested Shares shall cease to be Restricted Shares upon the earlier of (i) the date the Company's Stock is listed for trading on the New York Stock Exchange, the Nasdaq National Market or the American Stock Exchange, provided such date is on or before December 31, 2007 and prior to the termination of the Optionee's Service with the Participating Company Group and (ii) the fourth anniversary of the Initial Restriction Date.

                                   125,000 Vested Shares shall cease to be Restricted Shares upon the earlier of (i) completion of a Secondary Offering Financing Transaction (as defined in the Employment Agreement of even date herewith between the Company and the Optionee, which is incorporated herein by reference (the "EMPLOYMENT AGREEMENT")), provided such Secondary Offering Financing Transaction is completed on or before December 31, 2007 and prior to the termination of the Optionee's Service with the Participating Company Group, and provided, further, the Company's Stock is then listed for trading on the New York Stock Exchange, the Nasdaq National Market or the American Stock Exchange, and (ii) the fourth anniversary of the Initial Restriction Date.

                                   250,000 Vested Shares shall cease to be Restricted Shares upon the earliest of (i) the commencement of the Renewal Term (as defined in the Employment Agreement) if applicable, (ii) the termination of Optionee's Service with the Participating Company Group without Cause (as such term is defined in the Employment Agreement) and
                                   (iii) the fourth anniversary of the Initial Restriction Date.

     Capitalized terms used in this Notice and not otherwise defined shall have the meanings given them in the Option Agreement.

     By their signatures below, the Company and the Optionee agree that the Option is governed by this Notice and by the provisions of the Option Agreement, which is attached to and made a part of this document. The Optionee acknowledges receipt of a copy of the Option Agreement, represents that the Optionee has read and is familiar with its provisions, and hereby accepts the Option subject to all of its terms and conditions.

SPACEDEV,  INC.                             OPTIONEE

By:   /s/ James W. Benson                     /s/ Richard B. Slansky
    --------------------------------        ------------------------------------
      James W. Benson                         Richard B. Slansky
      Chief Executive Officer
    --------------------------------        ------------------------------------
                                                12/20/05
                                            ------------------------------------
                                            Date


                                            Address:  13855  Stowe  Drive
                                            Poway,  CA  92064
                                            Fax:  (858)  375-1000


ATTACHMENTS:  Non-Plan  Stock  Option  Agreement

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE OFFER OR SALE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                                 SPACEDEV, INC.
                         NON-PLAN STOCK OPTION AGREEMENT

     SpaceDev, Inc., a Colorado corporation, has granted to the individual (the "OPTIONEE") named in the Notice of Non-Plan Grant of Stock Option (the "NOTICE") to which this Non-Plan Stock Option Agreement (the "OPTION AGREEMENT") is attached an option (the "OPTION") to purchase certain shares of Stock upon the terms and conditions set forth in the Notice and this Option Agreement. By signing the Notice, the Optionee: (a) represents that the Optionee has read and is familiar with the terms and conditions of the Notice and this Option Agreement, including the Effect of Termination of Service set forth in Section 7, (b) accepts the Option subject to all of the terms and conditions of the Notice and this Option Agreement, (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Notice or this Option Agreement, and (d) acknowledges receipt of a copy of the Notice and this Option Agreement.

     1.     DEFINITIONSAND  CONSTRUCTION.

          1.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

               (a) "BOARD" means the Board of Directors of the Company, or a duly authorized committee thereof.

               (b) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

               (c) "COMPANY" means SpaceDev, Inc., a Colorado corporation, or any successor corporation thereto.


                                 PAGE 1


               (d) "CONSULTANT" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to this Agreement in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

               (e) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

               (f) "DISABILITY" means the inability of the Optionee, after reasonable accommodation by the Participating Company Group, to perform his substantial and material duties due to a mental or physical injury or illness for a period of 120 consecutive days (not including any vacation days) in any twelve month period or for a period of 180 total days (not including any vacation days) in any twelve month period.

               (g) "EMPLOYEE" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of this Agreement. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be.

               (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               (i) "FAIR MARKET VALUE" means, as of any date, the value of the Stock determined as follows:

               (i) If the Stock is traded on or through a Principal Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market on the trading day immediately prior to the date in question, as reported in The Wall Street Journal or such other source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the Stock on the date in question, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

               ii) If the Stock is not traded on or through a Principal Market, the Fair Market Value shall be determined by the Board in good faith.

               (j) "INCENTIVE STOCK OPTION" means an option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

               (k) "INSIDER" means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

               (l) "NONSTATUTORY STOCK OPTION" means an option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

               (m) "OPTION SHARES" means the shares of Stock subject to this Option.

               (n) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

               (o) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

               (p) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

               (q) "PRINCIPAL MARKET" means the Nasdaq National Market, the Nasdaq Capital Market, the OTCBB, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange, market or inter-dealer or automated quotation system for the Stock and, for purposes of calculating VWAP, for which Bloomberg Financial, L.P. publishes the necessary reports.

               (r) "SECURITIES ACT" means the Securities Act of 1933, as amended.

               (s) "SERVICE" means the Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. Furthermore, the Optionee's Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Optionee's Service shall be deemed to have terminated unless the Optionee's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under this Option Agreement. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company.

               (t) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 9.

               (u) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

               (v) "TRADING DAY" means any day other than a Saturday or a Sunday on which the Principal Market is open for trading in equity securities.
               (w) "TEN DAY VWAP" means, with respect to any date of determination, the arithmetic mean of the VWAP for the ten (10) consecutive Trading Days ending on such date or, if such date is not a Trading Day, the next preceding Trading Day.

               (x) "VWAP" means, with respect to any Trading Day, the volume weighted average price of the Stock on such Trading Day (equal to the aggregate sales price of all trades of Stock during such Trading Day on the Principal Market divided by the total number of shares of Stock traded during such Trading Day on the Principal Market), as reported by Bloomberg Financial, L.P. using the AQR function.

          Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Notice.

     1.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

     2. TAX STATUS OF OPTION. This Option is intended to be a Nonstatutory Stock Option and shall not be treated as an Incentive Stock Option within the meaning of Section 422(b) of the Code.

     3.     ADMINISTRATION.

     All questions of interpretation concerning this Option Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     4.     EXERCISEOFTHE  OPTION.

     4.1 RIGHT TO EXERCISE. Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Vested Shares (determined in accordance with the Notice) less the number of shares previously acquired upon exercise of the Option.

     4.2 METHOD OF EXERCISE. Exercise of the Option shall be by written notice to the Company in the form of Exhibit A hereto (the "EXERCISE NOTICE") which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. If exercise is by means of a Cashless Exercise, as defined in Section 4.3, then such written notice must be accompanied by such other forms described in Section 4.3. The Option shall be deemed to be exercised upon receipt by the Company of such written notice, the aggregate Exercise Price, if applicable, the forms required for Cashless Exercise, if applicable, and, if required by the Company, an executed copy of this Agreement.

     4.3 PAYMENT OF EXERCISE PRICE. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by means of a Cashless Exercise, as defined below, (iii) subject to the limitations stated below, by means of a Net Exercise, as defined below, or (iv) by any combination of the foregoing. Optionee shall be responsible for filing any reports of remittance or other foreign exchange filings required in order to pay the exercise price. A "CASHLESS EXERCISE" means the delivery of a properly executed notice together with irrevocable instructions to a broker in a form acceptable to the Company providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The right to Cashless Exercise is subject to the limitations and restrictions described in this Agreement. The Company reserves, at any and all times, the right to decline to approve or terminate any such program or procedure if any only if such program or procedure is prohibited by applicable law. A "NET EXERCISE" is an arrangement pursuant to which the Company will reduce the number of Option Shares issued upon exercise of the Option by the largest whole number of Option Shares with a Fair Market Value that does not exceed the aggregate Exercise Price; provided, however, the Company shall accept a cash or other payment from you to the extent of any remaining balance of the aggregate Exercise Price not satisfied by such holding back of whole Option Shares. Net Exercise shall be available only for exercise with respect to Vested Shares that have ceased to be Restricted Shares. Net Exercise shall not be available for any Option Shares until the Company has adopted FAS123, as revised, which under applicable accounting rules is required to be adopted for the Company's fiscal year ending December 31, 2006. Net Exercise also shall not be available to the extent the Board determines in good faith that the availability of Net Exercise would cause the Company to incur a material accounting expense that would not be incurred in the absence of the availability of Net Exercise.

     4.4 TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, or (iii) the operation of any law or regulation providing for the imputation of interest. The Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Participating Company Group have been satisfied by the Optionee.

     4.5 CERTIFICATE REGISTRATION. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.

     4.6 RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED.

ACCORDINGLY,  THE  OPTIONEE  MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED
EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. Any shares which are issued will be "restricted securities" as that term is defined in Rule 144 under the Securities Act, as further described in Section 7 of the Exercise Notice, unless they are registered under the Securities Act. The Company is under no obligation to register the shares of Stock issuable upon exercise of this Option.

     4.7 FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

     5.     NONTRANSFERABILITY  OF  THE  OPTION.

     The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

     6.     TERMINATION  OF  THE  OPTION.

     The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

     7.     EFFECT  OF  TERMINATION  OF  SERVICE.

     7.1     OPTION  EXERCISABILITY.

          (a) DISABILITY. If the Optionee's Service with the Participating Company Group terminates because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

          (b) DEATH. If the Optionee's Service with the Participating Company Group terminates because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

          (c) CAUSE. If the Optionee's Service with the Participating Company Group is terminated for Cause (as such term is defined in the Employment Agreement), the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of ninety
     (90) days after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

          (d) OTHER TERMINATION OF SERVICE. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of one hundred eighty (180) days (or such other longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

     7.2 EXTENSION IF EXERCISE PREVENTED BY LAW. If the Optionee's Service with the Participating Company Group is terminated pursuant to Section 7.1(a),
(b) or (d), and if the exercise of the Option within the applicable time periods set forth therein is prevented by the provisions of Section 4.6, the Option shall remain exercisable until one hundred eighty (180) days after the date that the Option again becomes exercisable, but in any event no later than the Option Expiration Date. The Company shall provide the Optionee with prompt notification of the beginning of any such period of exercisability.

     7.3 EXTENSION IF SALE PROHIBITED OR OPTION UNREGISTERED. If the Optionee's Service with the Participating Company Group is terminated pursuant to Section 7.1(a), (b) or (d), and if a registration statement under the Securities Act shall not be in effect with respect to the shares issuable upon exercise of the Option at the time the Optionee's Service with the Participating Company Group terminates, the Option shall remain exercisable until ninety (90) days after the date such a registration statement is effective, but in any event no later than the Option Expiration Date. The Company shall provide the Optionee with prompt notification of the beginning of any such period of exercisability.

     7.4 EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(B). If the Optionee's Service with the Participating Company Group is terminated pursuant to Section 7.1(a), (b) or (d), and if a sale within the applicable time periods set forth therein of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

     7.5 EXTENSION IF OPTIONEE SUBJECT TO INSIDER TRADING POLICY. The Company may, from time to time, have a policy prohibiting officers from trading in securities of the Company during certain periods of time when they may be in possession of material, undisclosed information ("BLACKOUT PERIODS"). If the Optionee's Service with the Participating Company Group is terminated pursuant to Section 7.1(a), (b) or (d), and if the last day of any of the applicable time periods set forth therein is during such a Blackout Period, then this Option shall automatically remain exercisable until fourteen (14) days after the date that there is no longer in effect a Blackout Period applicable to the Optionee. The Company shall provide the Optionee with prompt notification of the beginning of any such period of exercisability. Notwithstanding the provisions of this
Section 7.5, in no event may this Option by exercised after the Option Expiration Date.

     8.     CHANGE  IN  CONTROL.

     8.1     DEFINITIONS.

          (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

          (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a "TRANSACTION") wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, the proposed merger of Starsys Research Corporation with and into a wholly owned subsidiary of the Company shall not be deemed a Change in Control.

     8.2     EFFECT  OF  CHANGE  IN  CONTROL  ON  OPTION.

          (a) In the event of a Change in Control, then notwithstanding anything else herein to the contrary, the Lock-Up Restrictions set forth in Section
     11.1 hereof shall expire immediately prior to the Change in Control, if Optionee is in the Service of the Participating Company Group at that time or within ninety (90) days prior thereto. Any termination of such Lock-Up Restrictions solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. The Optionee may condition any notice of exercise upon the consummation of the Change in Control. Any shares acquired upon exercise of the Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein.

          (b) As of the effective time and date of any Change in Control, the surviving, continuing, successor, or purchasing corporation or ultimate parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under options or substitute for options a substantially equivalent option for the Acquiring Corporation's stock. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate unless the Board otherwise provides in its discretion.

     9.     ADJUSTMENTS  FOR  CHANGES  IN  CAPITAL  STRUCTURE.

     In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option and in the Stock price targets set forth in the Notice. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares, the Exercise Price and the Stock price targets set forth in the Notice shall be adjusted in a fair and equitable manner, as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded down to the nearest whole number, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.

     10.     RIGHTS  AS  A  SHAREHOLDER,  EMPLOYEE  OR  CONSULTANT.

     The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. If the Optionee is an Employee, the Optionee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Optionee, the Optionee's employment is "at will" and is for no specified term. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service as an Employee or Consultant, as the case may be, at any time.

     11.     LOCK-UP  AGREEMENTS.

     11.1 GENERAL RESTRICTIONS. The Optionee hereby agrees that the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, any Restricted Shares.
11.2 RESTRICTIONS RELATING TO PUBLIC OFFERINGS. The Optionee hereby agrees that in the event of any underwritten public offering of stock, including but not limited to an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act.

     12.     LEGENDS.

     The Company may at any time place legends referencing and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN A NON-PLAN STOCK OPTION AGREEMENT ENTERED INTO BETWEEN THE HOLDER OF THESE SHARES AND THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

     13.     RESTRICTIONS  ON  TRANSFER  OF  SHARES.

     No shares acquired upon exercise of the Option may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Optionee), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Option Agreement and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any shares which will have been transferred in violation of any of the provisions set forth in this Option Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.

     14.     MISCELLANEOUS  PROVISIONS.

     14.1 BINDING EFFECT. Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     14.2 TERMINATION OR AMENDMENT. The Board may terminate or amend the Option at any time; provided, however, that except as provided in Section 8.2 in connection with a Change in Control, no such termination or amendment may adversely affect the Optionee without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.

     14.3 NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party's signature or at such other address as such party may designate in writing from time to time to the other party.

     14.4 INTEGRATED AGREEMENT. The Notice and this Option Agreement constitute the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of the Notice and the Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

     14.5 APPLICABLE LAW. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

     14.6 COUNTERPARTS. The Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     14.7 REGISTRATION STATEMENT. The Company shall register all of the Shares subject to the Option on the first registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission after the date hereof, which shall in no event be later than June 30, 2006. After filing, the Company shall use its reasonable best efforts to maintain the effectiveness of such Form S-8.

     14.8 IRC SECTION 409A. To the extent that this Option Agreement or any part thereof is deemed to be a nonqualified deferred compensation plan subject to
Section 409A of the Code and the regulations and guidance promulgated thereunder, (i) the provisions of this Option Agreement shall be interpreted in a manner to comply in good faith with Section 409A of the Code, and (ii) the parties hereto agree to amend this Option Agreement, if necessary, for the purposes of complying with Section 409A of the Code promptly upon issuance of any regulations or guidance thereunder; provided that any such amendment shall not materially change the present value of the benefits payable to Optionee hereunder or otherwise materially and adversely affect Optionee or the Company without the written consent of Optionee or the Company, as the case may be.

                                                                      EXHIBIT A
                                           Optionee:

                                                  Date:

                          STOCK OPTION EXERCISE NOTICE

SpaceDev,  Inc.
Attention:  Chief  Financial  Officer


Ladies  and  Gentlemen:

     1. OPTION. I was granted an option (the "OPTION") to purchase shares of the common stock (the "SHARES") of SpaceDev, Inc., a Colorado corporation (the "COMPANY"), pursuant to my Notice of Non-Plan Grant of Stock Option (the "NOTICE") and my Non-Plan Stock Option Agreement (the "OPTION AGREEMENT") as follows:

Grant  Number:
Date  of  Option  Grant:
Number  of  Option  Shares:
Exercise  Price  per  Share: $

     2. EXERCISE OF OPTION. I hereby elect to exercise the Option to purchase the following number of Shares:
Total  Shares  Purchased:
Total  Exercise  Price  (Total  Shares  X  Price  per  Share)  $

     The exercise of the Option is conditioned upon a Change in Control pursuant to Section 8.2 of my Option Agreement (check the following box if applicable).

     3. PAYMENTS. I enclose payment in full of the total exercise price for the Shares in the following form(s), as authorized by my Option Agreement:

[  ]  Cash:         $
[  ]  Check:        $
[  ]  Net Exercise  $

     4. TAX WITHHOLDING. I enclose payment in full of my withholding taxes, if any, as follows:

            (CONTACT CHIEF FINANCIAL OFFICER FOR AMOUNT OF TAX DUE.)

[  ]  Cash:     $
[  ]  Check:     $

     5.     OPTIONEE  INFORMATION.

     My  address  is:



My  Social  Security  Number  is:


     6. BINDING EFFECT. I agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Option Agreement, to all of which I hereby expressly assent. This Agreement shall inure to the benefit of and be binding upon the my heirs, executors, administrators, successors and assigns.

7. TRANSFER. I understand and acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and that consequently the Shares must be held indefinitely unless they are subsequently registered under the Securities Act, an exemption from such registration is available, or they are sold in accordance with Rule 144 under the Securities Act. I further understand and acknowledge that the Company is under no obligation to register the Shares. I understand that the certificate or certificates evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless they are registered or such registration is not required in the opinion of legal counsel satisfactory to the Company.

     I am aware that Rule 144 under the Securities Act, which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to the Shares and, in any event, is available only if certain conditions are satisfied. I understand that any sale of the Shares that might be made in reliance upon Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to me upon request.

I understand that I am purchasing the Shares pursuant to the terms of the Notice and my Option Agreement, copies of which I have received and carefully read and understand.



     Very  truly  yours,

     ----------------------------------
     Print  Name:




Receipt  of  the  above  is  hereby  acknowledged.


SpaceDev,  Inc.

By:
Title:
Dated: